Millennium Chemicals

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SECOND QUARTER 2002 RESULTS AND OUTLOOK

July 31, 2002

DISCLAIMER

Millennium Chemicals

The statements made on this conference call relating to matters that are not historical facts, are forward looking statements. Our forward-looking statements are present expectations and actual events and results may differ materially due to the impact of factors such as industry cyclicality, general economic conditions, production capacity, competitive products and prices and other risks and uncertainties detailed in the Company's SEC filings. Please note we disclaim any obligation to update our forward-looking statements.

PRO FORMA EBITDA

$mn



77
83
63
37
34
74
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
Titanium Dioxide
Acetyls
Specialties
Equistar
Other

Millennium Chemicals

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FINANCIAL SUMMARY

$mn, except EPS

	2Q		YTD	
	02	01	02	01
EBITDA*	43	56	79	114
DDA	(25)	(27)	(50)	(55)
Operating profit	18	29	29	59
Interest	(21)	(22)	(42)	(42)
Equistar	(10)	(10)	(49)	(29)
Other/minority interest	-	(1)	(2)	(3)
Pre-tax loss	(13)	(4)	(64)	(15)
Tax	11	1	31	4
Net loss	(2)	(3)	(33)	(11)
Normalized EPS	(0.04)	(0.06)	(0.53)	(0.17)

*Excludes certain non-recurring items

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NET INCOME (LOSS) AND EPS

Millennium Chemicals

$mn, except EPS

	2Q02		YTD	
	Net profit (loss)	EPS	Net loss	EPS
Reported	1	0.01	(335)	(5.28)
Legacy claims	(3)	(0.05)	(3)	(0.05)
Goodwill write-off	-	-	305	4.80
Normalized	(2)	(0.04)	(33)	(0.53)

NET DEBT

$mn

	06/02	03/02	12/01
Debt	1,216	1,193	1,187
Less cash	122	71	114
Net debt	1,094	1,122	1,073
Equity	555	540	878
Debt/total capital	66%	67%	55%

CASH FLOW

$mn

	2Q	YTD
EBITDA	48	84
Interest and tax payments	(30)	(38)
Capital spending	(12)	(25)
Trade working capital	29	(26)
Asset securitization	7	50
Dividends	-	(9)
Other assets/liabilities	(14)	(57)
Decrease (increase) in net debt	28	(21)

SD&A COSTS

$mn


46
50
57
47
43
35
35
33
23
26
5
21
Legacy claims
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

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TITANIUM DIOXIDE EBITDA

$mn



40
42
29
31
34
2Q01
3Q01
4Q01
1Q02
2Q02

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TITANIUM DIOXIDE
Market Demand

Millennium Chemicals

- **North America up 4 - 5% 1H02 over 1H01**
  - architectural coatings and plastics strong
  - industrial coatings and paper still weak
- **Europe up 7- 9% 1H02 over 1H01**
  - all markets good, in part, due to downstream exports and some inventory build
- **South America is weak in most markets due to currency and economy concerns**
- **Asia is back to traditional growth rates, with China and Korea leading the way**

TITANIUM DIOXIDE
Global Indexed - Price and Volume

Millennium Chemicals


120
110
100
90
80
Index
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
Average price in US $
Sales volume

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TITANIUM DIOXIDE
Price Increases Announced - 2002

Millennium Chemicals

Effective Starting	March 1	June 1	July 1 (coatings & plastic only)
US	$0.05/lb		$0.06/lb
Canada	CAN $0.10/lb		CAN $0.09/lb
Mexico	$100/mt		$100/mt
Caribbean, Central & South America	$100/mt		$150/mt
Europe, Middle East & Africa	Euro 150/mt	Euro 200/mt	
Asia/Pacific	$100/mt	$150/mt	
Australia	A$150/mt	A$150/mt	

TITANIUM DIOXIDE
Pricing

Millennium Chemicals

- 2Q02 increase completed with majority achieved
- 3Q02 increase now being implemented
- Regional price spread narrowed
- Still well below re-investment level

TITANIUM DIOXIDE
Average Global Operating Rate

Millennium Chemicals



100
95
90
85
80
75
% of capacity
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

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TITANIUM DIOXIDE
Global Indexed Manufacturing Costs

Millennium Chemicals


110
105
100
95
90
Index
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

TITANIUM DIOXIDE
Outlook

Millennium Chemicals

Earnings should improve in 3Q02 over 2Q02

- Sales volume robust, but seasonally lower
- Gradual price improvement
- Higher incentive pay costs

ACETYLS
Second Quarter Highlights

Millennium Chemicals

- **EBITDA $7 million**
- **Pricing trends**

	2Q02 vs 2Q01	2Q02 vs 1Q02
- VAM	(26)%	3%
- Acetic acid	(21)%	3%

- **2Q02 sales volume higher vs 2Q01 and seasonally higher vs 1Q02**

ACETYLS
Price Increases Announced - 2002

Millennium Chemicals

Effective Starting	April 1	May 1	July 1
VAM			
North America	$0.02/lb		$0.02/lb
Europe	Euro 50/mt		Euro 150/mt
Asia	$50/mt	$50/mt	$50/mt
South America	$50/mt	$50/mt	$50/mt
Acetic Acid			
North America	$0.02/lb		$0.03/lb
Europe	Euro 40/mt		Euro 80/mt
Asia	$50/mt	$50/mt	$50/mt

ACETYLS
Outlook

Millennium Chemicals

Earnings should improve in 3Q02 over 2Q02

- **Gradual price improvement**
- **Stable raw material costs expected**

SPECIALTY CHEMICALS
Second Quarter Highlights

Millennium Chemicals

- EBITDA $4 million
- Sales volume down 25% from 2Q01 and down 14% from 1Q02
- Average selling prices up 24% from 2Q01 and up 5% from 1Q02
- CST costs remain stable

SPECIALTY CHEMICALS
Outlook

Millennium Chemicals

3Q02 results should be comparable to 2Q02

- **Fragrance chemicals markets remain competitive**
- **New flavor products contributing**

EQUISTAR
Second Quarter Highlights

Millennium Chemicals

- Post-interest equity loss of ($10) million
- Prices up across most product lines
- 2Q02 volumes up over 1Q02
  - ethylene up 7%
  - polyethylene up 6%
- Net cost of ethylene remained stable in 2Q01 compared to 1Q02

EQUISTAR
Outlook

Millennium Chemicals

Results should improve in 3Q02 compared to 2Q02 as polymer price increases are more fully realized

Millennium Chemicals

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